UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): October 8, 2004



                      CHOCTAW RESORT DEVELOPMENT ENTERPRISE
               (Exact name of registrant as specified in charter)



Mississippi Band of Choctaw Indians      333-63348            64-0345731
-----------------------------------    ------------       -------------------
(State or Other Jurisdiction of        (Commission        (I.R.S. Employer
of incorporation or organization)      File Number)       Identification No.)



                P.O. Box 6260, Choctaw Branch, Choctaw, MS 39350
             (Address of principal executive offices, with zip code)



                                 (601) 663-0226
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================


Item 8.01   Other Events

                  On October 8, 2004, the Enterprise launched a tender offer for any and all of its outstanding 9 1/4% Senior Notes due 2009 (the "Notes"). In connection with the offer, the Company is also seeking consents to certain proposed amendments to eliminate substantially all of the restrictive covenants in the Indenture under which the Notes were issued.

              The tender offer and consent solicitation will expire at 12:00 midnight, New York City time, on November 10, 2004, unless extended or earlier terminated.

              A copy of the press release announcing the tender offer and consent solicitation is attached hereto as Exhibit 99.1.





Item 9.01   Financial Statements and Exhibits

         Press release, dated October 8, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CHOCTAW RESORT DEVELOPMENT ENTERPRISE



Date: October 15, 2004              By:  /s/ Michael A. Donald
                                         ----------------------------------
                                            Michael A. Donald
                                            Vice President of Resort Finance
                                           (Principal Financial and
                                            Accounting Officer)